Intangible Assets and Goodwill	12 Months Ended
Mar. 31, 2019
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible assets and goodwill
8.	Intangible assets and goodwill:

	Non-compete	Customer		License		Computer
	agreements	relationships	Patents	agreements	Trademarks	software	Total

Cost:
Balance at March 31, 2017	$400,000	$4,100,000	$1,546,593	$7,734,938	$163,226	$—	$13,944,757
Additions	—	—	—	772	3,844	71,271	75,887
Sale to Aker (note 4)	—	—	(1,185,773)	(5,553,524)	(167,070)	—	(6,906,367)
Balance at March 31, 2018	400,000	4,100,000	360,820	2,182,186	—	71,271	7,114,277
Additions	—	—	—	2,745,840	—	301,829	3,047,669
Balance at March 31, 2019	$400,000	$4,100,000	$360,820	$4,928,026	$—	$373,100	$10,161,946

Accumulated amortization:
Balance at March 31, 2017	$165,000	$511,500	$922,574	$397,990	$—	$—	$1,997,064
Sale to Aker (note 4)	—	—	(576,458)	(538,199)	—	—	(1,114,657)
Amortization for the year	132,111	409,267	14,704	368,154	—	—	924,236
Balance at March 31, 2018	297,111	920,767	360,820	227,945	—	—	1,806,643
Amortization for the year	102,889	410,004	—	181,716		10,096	704,705
Balance at March 31, 2019	$400,000	$1,330,771	$360,820	$409,661	$—	$10,096	$2,511,348

Net carrying amounts:
March 31, 2018	$102,889	$3,179,233	$—	$1,954,241	$—	$71,271	$5,307,634
March 31, 2019	—	2,769,229	—	4,518,365	—	363,004	7,650,598

During the year ended March 31, 2019, an intangible asset of $2,719,840 has been recorded by the Corporation regarding a multi-year IP licensing and capsule agreement (refer to note 12).

Amortization expense has been recorded in the following accounts in the consolidated statements of earnings and comprehensive income (loss):

	Years ended
	March 31,	March 31,
	2019	2018

Research and development expenses	$10,096	$—
Selling, general and administrative expenses	694,609	924,236
	$704,705	$924,236

An impairment test of goodwill is performed on an annual basis, or more frequently if an impairment indicator is triggered. Impairment is determined by assessing the recoverable amount of the group of CGUs to which goodwill is allocated and comparing it to the CGUs’ carrying amount. For the purpose of impairment testing, goodwill is allocated to the Biodroga operations CGU of the nutraceutical segment which represents the lowest level within the Corporation at which the goodwill is monitored for internal management purposes.

The Corporation performed its annual impairment testing of goodwill as at March 31, 2019. The recoverable amount of Biodroga operations CGU was determined using the value-in-use basis, and was determined to be higher than the carrying value, as such goodwill was not impaired.

The value-in-use of the CGU was estimated using discounted cash flow forecasts with a discount rate of 15.70%. The discount rate represents the weighted average cost of capital ("WACC") for comparable companies operating in similar industries as the CGU, based on publicly available information.

Determination of the WACC requires separate analysis of the cost of equity and debt, and considers a risk premium based on an assessment of risks related to the projected cash flows of the CGU.

Cash flows were projected based on past experience, actual operating results and the three-year business plan including a terminal growth rate of 2.0%.

An increase of 2.5% in the weighted average cost of capital would result in the carrying value of the CGU to equal its recoverable amount. The assumptions used by the Corporation in the cash flow forecast discounting model are classified as Level 3 in the fair value hierarchy, signifying that they are not based on observable market data. The model is particularly sensitive to the future expected cash flows in the upcoming periods, should these not be realized, an impairment loss may be needed in future periods.